     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 18, 1998
                                                 REGISTRATION NOS. 333-46983
                                                                   333-46983-01
                                                                   333-46983-02
                                                                   333-46983-03

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -------------------

                          AMENDMENT NO. 5 TO FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             -------------------

         L-3 COMMUNICATIONS              HYGIENETICS ENVIRONMENTAL
              CORPORATION                     SERVICES, INC.
     (Exact name of registrant           (Exact name of registrant
    as specified in its charter)       as specified in its charter)
               DELAWARE                          DELAWARE
   (State of incorporation)        (State of incorporation)
          3812, 3663, 3679                   3812, 3663, 3679
   (Primary Standard Industrial        (Primary Standard Industrial
    Classification Code Number)         Classification Code Number)
              13-3937436                        13-3992505
           (I.R.S. Employer                  (I.R.S. Employer
       Identification Number)             Identification Number)
          600 THIRD AVENUE                   600 THIRD AVENUE
     NEW YORK, NEW YORK 10016            NEW YORK, NEW YORK 10016
            (212) 697-1111                    (212) 697-1111
   (Address, including zip code,     (Address, including zip code, and
 and telephone number, including             telephone number,
     area code, of registrant's    including area code, of registrant's
   principal executive offices)        principal executive offices)



         L-3 COMMUNICATIONS                L-3 COMMUNICATIONS                 SOUTHERN CALIFORNIA
              CORPORATION                  ILEX SYSTEMS, INC.                   MICROWAVE, INC.
     (Exact name of registrant         (Exact name of registrant           (Exact name of registrant
    as specified in its charter)      as specified in its charter)        as specified in its charter)
               DELAWARE                         DELAWARE                           CALIFORNIA
   (State of incorporation)        (State of incorporation)            (State of incorporation)
          3812, 3663, 3679                  3812, 3663, 3679                    3812, 3663, 3679
   (Primary Standard Industrial       (Primary Standard Industrial        (Primary Standard Industrial
    Classification Code Number)       Classification Code Number)         Classification Code Number)
              13-3937436                       13-3992952                          13-0478540
           (I.R.S. Employer                 (I.R.S. Employer                    (I.R.S. Employer
       Identification Number)            Identification Number)              Identification Number)
          600 THIRD AVENUE                  600 THIRD AVENUE                    600 THIRD AVENUE
     NEW YORK, NEW YORK 10016           NEW YORK, NEW YORK 10016            NEW YORK, NEW YORK 10016
            (212) 697-1111                   (212) 697-1111                      (212) 697-1111
   (Address, including zip code,   (Address, including zip code, and   (Address, including zip code, and
 and telephone number, including    telephone number, including area    telephone number, including area
     area code, of registrant's     code, of registrant's principal     code, of registrant's principal
   principal executive offices)            executive offices)                  executive offices)

                            CHRISTOPHER C. CAMBRIA
                        L-3 COMMUNICATIONS CORPORATION
                               600 THIRD AVENUE
                           NEW YORK, NEW YORK 10016
                                (212) 697-1111
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                              -------------------
                                  COPIES TO:

       VINCENT PAGANO JR.              KIRK A. DAVENPORT
   SIMPSON THACHER & BARTLETT          LATHAM & WATKINS
      425 LEXINGTON AVENUE             885 THIRD AVENUE
    NEW YORK, NEW YORK 10017       NEW YORK, NEW YORK 10022
         (212) 455-2000                 (212) 906-1200

                              -------------------
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                             -------------------
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                              -------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------

      This filing contains only the exhibits that have not been previously filed.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.




DESCRIPTION                                                                AMOUNT
----------------------------------------------------------------------   ----------
Securities and Exchange Commission registration fee ..................    $ 44,250
National Association of Securities Dealers, Inc. filing fee ..........      15,500
Legal fees and expenses ..............................................     200,000
Accounting fees and expenses .........................................     100,000
Printing and engraving fees and expenses .............................     300,000
Blue Sky fees and expenses ...........................................      10,000
Trustee fees and expenses ............................................       9,000
Miscellaneous expenses ...............................................     121,250
                                                                          --------
  Total ..............................................................    $800,000
                                                                          ========

----------
*     To be provided by amendment.


ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") provides for, among other things:

     (i) permissive indemnification for expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by designated persons, including directors and officers of a corporation, in the event such persons are parties to litigation other than stockholder derivative actions if certain conditions are met;

     (ii) permissive indemnification for expenses (including attorneys' fees) actually and reasonably incurred by designated persons, including directors and officers of a corporation, in the event such persons are parties to stockholder derivative actions if certain conditions are met;

     (iii) mandatory indemnification for expenses (including attorneys' fees) actually and reasonably incurred by designated persons, including directors and officers of a corporation, in the event such persons are successful on the merits or otherwise in defense of litigation covered by (i) and (ii) above; and

     (iv) that the indemnification provided for by Section 145 is not deemed exclusive of any other rights which may be provided under any by-law, agreement, stockholder or disinterested director vote, or otherwise.

     In addition to the indemnification provisions of the DGCL described above, the Registrant's Certificate of Incorporation (the "Certificate of Incorporation") provides that the Registrant shall, to the fullest extent permitted by the DGCL, (i) indemnify its officers and directors and (ii) advance expenses incurred by such officers or directors in relation to any action, suit or proceeding.

     The Registrant's Bylaws (the "Bylaws") require the advancement of expenses to an officer or director (without a determination as to his conduct) in advance of the final disposition of a proceeding if such person furnishes a written affirmation of his good faith belief that he has met the applicable standard of conduct and furnishes a written undertaking to repay any advances if it is ultimately determined that he is not entitled to indemnification. In connection with proceedings by or in the right of the Registrant, the Bylaws provide that indemnification shall include not only reasonable expenses, but also judgments, fines, penalties and amounts paid in settlement. The Bylaws provide that the Registrant may, subject to authorization on a case by case basis, indemnify and advance expenses to employees or agents to the same extent as a director or to a lesser extent (or greater, as permitted by law) as determined by the Board of Directors.

     The Bylaws purport to confer upon officers and directors contractual rights to indemnification and advancement of expenses as provided therein.

     The Certificate of Incorporation limits the personal liability of directors to the Registrant or its stockholders for monetary damages for breach of the fiduciary duty as a director, other than liability as a director (i) for breach of duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (certain illegal distributions) or (iv) for any transaction for which the director derived an improper personal benefit.

     The Registrant maintains officers' and directors' insurance covering certain liabilities that may be incurred by officers and directors in the performance of their duties.


ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     On April 30, 1997, L-3 Communications issued 100 shares of its common stock to Holdings for aggregate consideration of $125 million. The securities were sold directly by L-3 Communications and did not involve any underwriter. L-3 Communications considers these securities to have been offered and sold in a transaction not involving any public offering and, therefore, to be exempted from registration under Section 4(2) of the Securities Act.


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) Exhibits:

     The following exhibits are filed pursuant to Item 601 of Regulation S-K.





   EXHIBIT NO.                                     DESCRIPTION OF EXHIBIT
----------------- ---------------------------------------------------------------------------------------
    **1.1         Form of Underwriting Agreement among L-3 Communications Corporation and the
                  Underwriters named therein
   **3.1          Certificate of Incorporation of L-3 Communications Corporation.
   **3.2          By-Laws of L-3 Communications Corporation.
   **3.3          Certificate of Incorporation of Hygienetics Environmental Services, Inc.
   **3.4          By-laws of Hygienetics Environmental Services, Inc.
   **3.5          Certificate of Incorporation of L-3 Communications ILEX Systems, Inc.
   **3.6          By-laws of L-3 Communications ILEX Systems, Inc.
   **3.7          Certificate of Incorporation of Southern California Microwave, Inc.
   **3.8          By-laws of Southern California Microwave, Inc.
   **4.1          Form of Indenture between L-3 Communications Corporation and the Trustee, including the form of Note and Guarantee.
  **5             Opinion of Simpson Thacher & Bartlett.
  **10.1          Credit Agreement, dated as of April 30, 1997 among L-3 Communications Corporation and lenders named therein, as amended.
  **10.2          Indenture dated as of April 30, 1997 between L-3 Communications Corporation and The
                  Bank of New York, as Trustee.
  **10.3          Stockholders Agreement dated as of April 30, 1997 among L-3 Communications
                  Corporation and the stockholders parties thereto.
  **10.4          Transaction Agreement dated as of March 28, 1997, as amended, among Lockheed
                  Martin Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert
                  V. LaPenta and L-3 Communications Holdings, Inc.
  **10.5          Employment Agreement dated April 30, 1997 between Frank C. Lanza and L-3
                  Communications Holdings, Inc.
  **10.51         Employment Agreement dated April 30, 1997 between Robert V. LaPenta and L-3
                  Communications Holdings, Inc.

       EXHIBIT NO.                                       DESCRIPTION OF EXHIBIT
------------------------ --------------------------------------------------------------------------------------
               **10.6    Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                         Communications Corporation and KSL, Division of Bonneville International.
               **10.61   Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, L-3
                         Communications Corporation and Unisys Corporation.
               **10.62   Sublease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                         Communications Corporation and Unisys Corporation.
               **10.7    Limited Noncompetition Agreement dated April 30, 1997 between Lockheed Martin
                         Corporation and L-3 Communications Corporation.
               **10.8    Asset Purchase Agreement dated as of December 19, 1997 between L-3 Communications
                         Corporation and California Microwave, Inc.
               **10.81   Asset Purchase Agreement dated as of February 10, 1998 between FAP Trust and L-3
                         Communications Corporation.
               **10.82   Asset Purchase Agreement dated as of March 30, 1998 among AlliedSignal Inc.,
                         AlliedSignal Technologies, Inc., AlliedSignal Deutschland GMBH and L-3
                         Communications Corporation.
               **10.9    Form of Stock Option Agreement for Employee Options.
               **10.91   Form of 1997 Stock Option Plan for Key Employees.
               **10.10   L-3 Communications Corporation Pension Plan.
               **12      Ratio of earnings to fixed charges.
            23.1         Consent of Simpson Thacher & Bartlett (also see Exhibit 5).
               **23.2    Consent of Coopers & Lybrand L.L.P., independent certified public accountants.
               **23.3    Consent of Ernst & Young LLP, independent certified public accountants.
               **23.31   Consent of Ernst & Young LLP, independent certified public accountants.
               **23.4    Consent of KPMG Peat Marwick LLP, independent certified public accountants.
               **24      Powers of Attorney of L-3 Communications Corporation.
               **24.1    Power of Attorney of Hygienetics Environmental Services, Inc., L-3 Communications
                         ILEX Systems, Inc. and Southern California Microwave, Inc.
               **25      Statement of Eligibility of Trustee on Form T-1.


----------
**  Previously filed.


     (b) Financial Statement Schedules


     Not applicable

ITEM 17. UNDERTAKINGS.


     (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     (b) The undersigned Registrant hereby undertakes that:


     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
   (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.


     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.



                                        L-3 COMMUNICATIONS CORPORATION


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------
                                           Vice President, Secretary and
                                           General Counsel



     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:





               SIGNATURE                                           TITLE
--------------------------------------   --------------------------------------------------------
                   *                     Chairman, Chief Executive Officer and Director
---------------------------------
                                         (Principal Executive Officer)
                Frank C. Lanza

                   *                     President, Chief Financial Officer (Principal Financial
---------------------------------
                                         Officer) and Director
              Robert V. LaPenta

                   *                     Vice President -- Finance and Controller (Principal
---------------------------------
                                         Accounting Officer)
            Michael T. Strianese

                   *                     Director
---------------------------------
                David J. Brand

                   *                     Director
---------------------------------
             Thomas A. Corcoran

                   *                     Director
---------------------------------
              Alberto M. Finali

                   *                     Director
---------------------------------
                Eliot M. Fried

                   *                     Director
---------------------------------
            Frank H. Menaker, Jr.

                   *                     Director
---------------------------------
              Robert B. Millard

                   *                     Director
---------------------------------
               John E. Montague

                   *                     Director
---------------------------------
             Alan H. Washkowitz

*By: /s/       Christopher C. Cambria
     ----------------------------------
               Attorney-in-Fact


                                  SIGNATURES



     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.



                                   HYGIENETICS ENVIRONMENTAL SERVICES, INC.


                                   By: /s/ Christopher C. Cambria
                                       ----------------------------------------
                                       Vice President, Secretary and Director



     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:





               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza

                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta

                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese

        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria

*By: /s/       Christopher C. Cambria
     ------------------------------------
               Attorney-in-Fact


                                  SIGNATURES



     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.



                                        L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------
                                           Vice President, Secretary and
                                           Director



     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:





               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza
                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta
                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese
        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria
*By: /s/       Christopher C. Cambria
  -----------------------------
               Attorney-in-Fact


                                  SIGNATURES



     Pursuant to the requirements of the Securities Act, the Registrant has duly caused the Registration Statement or amendments thereto to be signed on its behalf by the undersigned, thereunto duly authorized, on May 18, 1998.



                                        SOUTHERN CALIFORNIA MICROWAVE, INC.


                                        By: /s/ Christopher C. Cambria
                                           ------------------------------------
                                           Vice President, Secretary and
                                           Director



     Pursuant to the requirements of the Securities Act, the Registration Statement has been signed on the 18th day of May, 1998 by the following persons in the capacities indicated:





               SIGNATURE                                          TITLE
--------------------------------------   ------------------------------------------------------
                   *                     Chief Executive Officer and Director (Principal
---------------------------------
                                         Executive Officer)
                Frank C. Lanza

                   *                     Chief Financial Officer (Principal Financial Officer)
---------------------------------
                                         and Director
              Robert V. LaPenta

                   *                     Vice President, Principal Accounting Officer
---------------------------------
                                         and Director
            Michael T. Strianese

        /s/ Christopher C. Cambria       Director
---------------------------------
           Christopher C. Cambria

                   *                     Director
---------------------------------
                  William Kirk

*By: /s/       Christopher C. Cambria
     ------------------------------------
               Attorney-in-Fact


                                 EXHIBIT INDEX





     EXHIBIT NO.                                        DESCRIPTION OF EXHIBIT
--------------------- -----------------------------------------------------------------------------------------
            **1.1     Form of Underwriting Agreement among L-3 Communications Corporation and the
                      Underwriters named therein
            **3.1     Certificate of Incorporation of L-3 Communications Corporation.
            **3.2     By-Laws of L-3 Communications Corporation.
            **3.3     Certificate of Incorporation of Hygienetics Environmental Services, Inc.
            **3.4     By-laws of Hygienetics Environmental Services, Inc.
            **3.5     Certificate of Incorporation of L-3 Communications ILEX Systems, Inc.
            **3.6     By-laws of L-3 Communications ILEX Systems, Inc.
            **3.7     Certificate of Incorporation of Southern California Microwave, Inc.
            **3.8     By-laws of Southern California Microwave, Inc.
            **4.1     Form of Indenture between L-3 Communications Corporation and the Trustee, including the form of Note and Guarantee.
            **5       Opinion of Simpson Thacher & Bartlett.
            **10.1    Credit Agreement, dated as of April 30, 1997 among L-3 Communications Corporation and lenders named therein, as amended.
            **10.2    Indenture dated as of April 30, 1997 between L-3 Communications Corporation and The
                      Bank of New York, as Trustee.
            **10.3    Stockholders Agreement dated as of April 30, 1997 among L-3 Communications
                      Corporation and the stockholders parties thereto.
            **10.4    Transaction Agreement dated as of March 28, 1997, as amended, among Lockheed
                      Martin Corporation, Lehman Brothers Capital Partners III, L.P., Frank C. Lanza, Robert
                      V. LaPenta and L-3 Communications Holdings, Inc.
            **10.5    Employment Agreement dated April 30, 1997 between Frank C. Lanza and L-3
                      Communications Holdings, Inc.
            **10.51   Employment Agreement dated April 30, 1997 between Robert V. LaPenta and L-3
                      Communications Holdings, Inc.
            **10.6    Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                      Communications Corporation and KSL, Division of Bonneville International.
            **10.61   Lease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, L-3
                      Communications Corporation and Unisys Corporation.
            **10.62   Sublease dated as of April 29, 1997 among Lockheed Martin Tactical Systems, Inc., L-3
                      Communications Corporation and Unisys Corporation.
            **10.7    Limited Noncompetition Agreement dated April 30, 1997 between Lockheed Martin
                      Corporation and L-3 Communications Corporation.
            **10.8    Asset Purchase Agreement dated as of December 19, 1997 between L-3 Communications
                      Corporation and California Microwave, Inc.
            **10.81   Asset Purchase Agreement dated as of February 10, 1998 between FAP Trust and L-3
                      Communications Corporation.
            **10.82   Asset Purchase Agreement dated as of March 30, 1998 among AlliedSignal Inc.,
                      AlliedSignal Technologies, Inc., AlliedSignal Deutschland GMBH and L-3
                      Communications Corporation.
            **10.9    Form of Stock Option Agreement for Employee Options.
            **10.91   Form of 1997 Stock Option Plan for Key Employees.
            **10.10   L-3 Communications Corporation Pension Plan.
            **12      Ratio of earnings to fixed charges.
              23.1    Consent of Simpson Thacher & Bartlett (also see Exhibit 5).
            **23.2    Consent of Coopers & Lybrand L.L.P., independent certified public accountants.
            **23.3    Consent of Ernst & Young LLP, independent certified public accountants.
            **23.31   Consent of Ernst & Young LLP, independent certified public accountants.
            **23.4    Consent of KPMG Peat Marwick LLP, independent certified public accountants.
            **24      Powers of Attorney of L-3 Communications Corporation.
            **24.1    Power of Attorney of Southern California Microwave, Inc., L-3 Communications ILEX
                      Systems, Inc. and Hygienetics Environmental Services, Inc. (included in signature page).
            **25      Statement of Eligibility of Trustee on Form T-1.


----------
**  Previously filed.